                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [_]

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                      HEALTH CARE PROPERTY INVESTORS, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                     33-0091377
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4675 MacArthur Court
Suite 900
Newport Beach, California                                    92660
(Address of principal executive offices)                     (Zip code)

                                 Debt Securities
                       (Title of the indenture securities)
================================================================================

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------------------------------
                       Name                                                 Address
--------------------------------------------------------------------------------------------------------
     Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y. 10006,
                                                              and Albany, N.Y. 12203

     Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y. 10045

     Federal Deposit Insurance Corporation                    Washington, D.C. 20429

     New York Clearing House Association                      New York, New York 10005

      (b)  Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).


      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of April, 2002.


                                           THE BANK OF NEW YORK

                                           By:  /s/    MARY LAGUMINA
                                                --------------------------
                                                Name:  MARY LAGUIMINA
                                                Title: VICE PRESIDENT

                                                                    EXHIBIT 7
                                                                    ---------

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                         In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .....................................      $ 3,163,218
   Interest-bearing balances ..............................................................        5,923,554
Securities:
   Held-to-maturity securities ............................................................        1,210,537
   Available-for-sale securities ..........................................................        9,596,941
Federal funds sold and Securities purchased under agreements to resell ....................        4,723,579
Loans and lease financing receivables:
   Loans and leases held for sale .........................................................        1,104,560
   Loans and leases, net of unearned income ...............................................       36,204,516
   LESS: Allowance for loan and lease losses ..............................................          608,227
   Loans and leases, net of unearned income and allowance .................................       35,596,289
Trading Assets ............................................................................        8,039,857
Premises and fixed assets (including capitalized leases) ..................................          836,786
Other real estate owned ...................................................................            1,292
Investments in unconsolidated subsidiaries and associated companies .......................          207,616
Customers' liability to this bank on acceptances outstanding ..............................          292,295
Intangible assets
   Goodwill ...............................................................................        1,579,965
   Other intangible assets ................................................................           18,971
Other assets ..............................................................................        5,723,285
                                                                                                 -----------
Total assets ..............................................................................      $78,018,745
                                                                                                 ===========

LIABILITIES
Deposits:
   In domestic offices ....................................................................      $28,786,182
   Noninterest-bearing ....................................................................       12,264,352
   Interest-bearing .......................................................................       16,521,830
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ..........................       27,024,257
   Noninterest-bearing ....................................................................          407,933
   Interest-bearing .......................................................................       26,616,325
Federal funds purchased and securities sold under agreements to repurchase ................        1,872,762
Trading liabilities .......................................................................        2,181,529
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases) ..............        1,692,630
Bank's liability on acceptances executed and outstanding ..................................          336,900
Subordinated notes and debentures .........................................................        1,940,000
Other liabilities .........................................................................        7,217,748
                                                                                                 -----------
Total liabilities .........................................................................      $71,052,008
                                                                                                 ===========

EQUITY CAPITAL
Common stock ..............................................................................        1,135,284
Surplus ...................................................................................        1,050,729
Retained earnings .........................................................................        4,266,676
Accumulated other comprehensive income ....................................................           13,733
Other equity capital components ...........................................................                0
                                                                                                 -----------
Total equity capital ......................................................................        6,466,422
                                                                                                 -----------
Total liabilities and equity capital ......................................................      $78,015,745
                                                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            /s/ Thomas J. Mastro
                                                            --------------------
                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                   Directors
Alan R. Griffith